UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2019

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33784	20-8084793
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

123 Robert S. Kerr Avenue

Oklahoma City, Oklahoma

(Address of principal executive offices)

(405) 429-5500

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee) of SandRidge Energy, Inc. (the “Company”) has conducted a competitive process to select a firm as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. On May 7, 2019, the Audit Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

The reports of PwC on the financial statements for the fiscal years ended December 31, 2017 and December 31, 2018 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2017 and December 31, 2018, and the subsequent period through May 7, 2019, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in PwC’s reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated May 13, 2019, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 7, 2019, the Audit Committee appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the fiscal years ended December 31, 2017 and December 31, 2018, respectively, and the subsequent period through May 7, 2019, neither the Company nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of PricewaterhouseCoopers LLP dated May 13, 2019 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SANDRIDGE ENERGY, INC.

Dated: May 13, 2019	By:	/s/ Philip T. Warman
Philip T. Warman
Executive Vice President, General Counsel and Corporate Secretary